EXHIBIT 10.64
Term Sheet

1. Parties	Cardinal Health 414, LLC (“CAH”) and Lantheus Medical Imaging, Inc. (“LMI”)
2. Products
a)    Standard (Non-LEU) TechneLite® generators and LEU TechneLite® generators (collectively “TechneLite® Generators”)
b)    Xenon 133 Gas
c)    NEUROLITE® (Kit for the Preparation of Technetium Tc99m Bicisate for Injection)
d)    Cardiolite® (Kit for the Preparation of Technetium Tc99m Sestamibi for Injection) and Generic Sestamibi (collectively “Sestamibi Product”)
e)    Thallium 201 (Thallous Chloride Tl201 Injection)
f)    Gallium 67 (Gallium Citrate Ga67 Injection)
g)    Product development - The parties agree to meet on a routine basis to discuss product development opportunities, and will endeavor to work together to ****.

3. Territory	United States and Puerto Rico
4. Term	January 1, 2018 through December 31, 2018 (the “Term”).
5. Pricing
Subject to the purchase commitments described below, pricing will be firm as set forth in the attached Exhibit A (the “Pricing Schedule”) (and subject to adjustment as set forth in the attached Pricing Schedule).

6. TechneLite® Generators	Beginning January 1, 2018 and continuing through December 31, 2018, CAH will establish standing orders of at least ****% of CAH’s aggregate curie volume each week.
7. Xenon 133 Gas	For the period January 1, 2018 through December 31, 2018, CAH will establish standing orders of at least ****% of CAH’s aggregate mCi volume each week.
8. NEUROLITE®
a)    For the period January 1, 2018 through December 31, 2018, CAH shall purchase a minimum of **** kits during each calendar quarter; provided, that all Neurolite® kits will be supplied per CAH’s purchase order with ****. ****. Concurrently with signing this Term Sheet, CAH shall provide LMI with a written, good faith **** forecast of the quantities of Neurolite® kits that CAH expects to purchase from LMI for the **** (the "Initial **** Forecast"). No later than ****, CAH shall provide LMI with a written, good faith **** forecast of the quantities of Neurolite® kits that CAH expects to purchase from LMI for the **** (the "Subsequent **** Forecast"). Only if LMI satisfies the conditions above, both the Initial **** Forecast and Subsequent **** Forecast will be binding on CAH, and CAH will place purchase orders that in the aggregate for each calendar quarter equate to at least the quantities specified therein. For the avoidance of doubt, CAH may place purchase orders in excess of the Initial **** Forecast and/ or the Subsequent **** Forecast to meet its requirements, and LMI will use **** to ship such orders.
b)    All purchases will be invoiced at the **** set forth on the Pricing Schedule. Within **** days of the end of each ****, LMI will calculate CAH’s actual purchase volume, and ****. For the avoidance of doubt, if CAH’s **** volume is less than **** kits because LMI could not meet the requirement to supply Neurolite® kits with at least ****, as applicable.

9. Sestamibi Products
a)    Per Pricing Schedule
b)    Concurrently with signing this Term Sheet with respect to the **** and **** (****) days prior to each subsequent ****, CAH shall provide LMI with a written, good faith **** forecast of the quantities and types of Sestamibi Products which CAH expects to purchase from LMI during the forthcoming **** (the "**** Forecast"). The Quarterly Forecast will be binding on CAH, and CAH will place purchase orders that in the aggregate for each **** equate to at least the quantities specified therein. For the avoidance of doubt, CAH may place purchase orders in excess of the **** Forecast to meet its requirements, and LMI will use **** to ship such orders.

10. Thallium 201
a)    Per Pricing Schedule
b)    Subject to continued negotiations, if the Parties mutually agree upon a purchase commitment, for LMI’s Cyclotron-planning purposes, CAH will provide LMI with a written good faith estimate on mCi’s planned to be ordered during each ****, broken down by each ****.

11. Gallium 67	For the period January 1, 2018 through December 31, 2018, CAH will establish standing orders of at least ****% of CAH’s total mCi volume each ****.
12. Invoicing Terms	Net **** days
13. Audit Rights
a) LMI will have a right to audit CAH’s compliance with its purchase commitment obligations through an independent third party that enters into a confidentiality agreement in favor of CAH.
b) CAH will have a right to audit any **** for TechneLite® Generators through an independent third party that enters into a confidentiality agreement in favor of LMI.

14. Continued Negotiations
As promptly as practicable following execution and delivery of this Term Sheet, each of the parties will negotiate reasonably and in good faith with the objective of mutually agreeing on all matters not yet specified in this Term Sheet. Without limitation to the foregoing, the parties acknowledge that continued negotiations are intended to include additional terms not yet set forth under this Term Sheet related to products and pricing for ****; provided, that nothing hereunder requires either party to agree to any such additional terms unless mutually agreed upon in writing by the parties.

Additional Terms
This Term Sheet addresses only certain of the principal terms that would be included in a Definitive Agreement and does not describe all of the material terms and conditions that would be included in a Definitive Agreement. This Term Sheet constitutes a binding agreement among the parties with respect to the terms set forth herein.
As soon as practicable, each party will reasonably and in good faith negotiate and execute a definitive supply agreement incorporating the terms and conditions set forth in this Term Sheet and such other material terms and conditions as may be mutually agreed or otherwise incorporated in the manner contemplated by the next paragraph (a “Definitive Agreement”).

If the parties are unable, for any reason, to complete negotiation and execution of a Definitive Agreement that supersedes this Term Sheet on or before ****, then at that time this Term Sheet will be (a) deemed to be a reinstatement of, and amendment to relevant and applicable terms of, (i) the Amended and Restated Supply Agreement (Thallium and Generators) by and between Lantheus Medical Imaging, Inc. and Cardinal Health 414, LLC, dated October 1, 2004, as amended by Amendment No. 1 thereto, dated as of December

29, 2009, Amendment No. 2 thereto, effective as of December 27, 2012, and as further amended by the provisions of the Term Sheet for Supply Agreement, effective as of November 19, 2015 (the “Previous Term Sheet”) (collectively, as amended, but the “Generator Agreement”), and (ii) the Amended and Restated Cardiolite® License and Supply Agreement by and between Lantheus Medical Imaging, Inc. and Cardinal Health 414, LLC, entered into as of January 1, 2009 and effective as of January 1, 2004, as amended by Amendment No. 1 thereto, effective as of February 9, 2012, Amendment No. 2 thereto, effective as of December 27, 2012, and as further amended by the Previous Term Sheet (collectively, as amended, , the “Cardiolite® Agreement”), as the case may be, (b) construed and interpreted along with the Generator Agreement and the Cardiolite® Agreement and (c) deemed incorporated, as applicable, into the Generator Agreement and the Cardiolite® Agreement; provided that for the avoidance of doubt, Sections 5 through 12, Section 14 and the Pricing Schedule of the Previous Term Sheet shall be deemed superseded, and have no force or effect, for all purposes from and after January 1, 2018. Any conflicts between this Term Sheet and the Generator Agreement and the Cardiolite® Agreement will be resolved in favor of this Term Sheet.

Miscellaneous
Each party agrees to maintain in confidence and not disclose, disseminate or otherwise make available to any unaffiliated third party the existence of this Term Sheet and/or the terms and conditions offered under this Term Sheet, except as may otherwise be required by applicable law, including, without limitation, the U.S. federal securities laws.
This Term Sheet and all claims, controversies and causes of action arising under or relating to this Term Sheet are subject to the laws of the state of New York, without regard to its conflicts of laws principles.
This Term Sheet may be executed in one or more counterparts, each of which will be deemed to be an original and such counterparts will together constitute on and the same instrument. Signatures to this Term Sheet may be delivered by facsimile, by electronic mail (e.g., a “.pdf” file) or by any other electronic means that is intended to preserve the original appearance of the document, and such delivery will have the same effect as the delivery of the paper document bearing the actual, hand-written signatures.
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IN WITNESS WHEREOF, the parties, intending to be legally bound, have executed this Term Sheet as of this 30th day of October, 2017.

Cardinal Health 414, LLC
By: /s/ Aaron Lynch
Name: Aaron Lynch
Title: Vice President Sourcing

Lantheus Medical Imaging, Inc.
By: /s/ Mary Anne Heino
Name: Mary Anne Heino
Title: President/CEO

Exhibit A
Pricing Schedule

The prices in this Exhibit A will apply if the Term Sheet is fully executed on or before November 1, 2017.

TechneLite®

The purchase prices of TechneLite® Generators shall be as follows:

Generator Size per mCi*	****% of Aggregate Requirements Volume Price
1000	$****
2000	$****
2500	$****
3000	$****
4000	$****
4500	$****
5000	$****
6000	$****
7500	$****
10000	$****
12500	$****
15000	$****
18000	$****

*Includes ****.

In addition, at any time during the Term, subject to the ****, LMI may increase the prices for TechneLite® Generators to reflect any material increase in cost of molybdenum incurred by LMI as a result of a material change imposed by LMI’s suppliers following the effective date of this Term Sheet. A cost increase is considered material if an increase in the cost of molybdenum exceeds ****% of prior costs, and that increase is sustained over a **** day period following the effective date of this Term Sheet. In the event of a material increase, LMI will be entitled to increase purchase prices to ****%; provided, that prior to such price increase LMI provides CAH **** (****) days prior written notice and reasonable documentation (such as a certificate of an officer as to the increase and a reasonable proof-source letter) supporting such change in costs. In the event of ****. Without limitation to the foregoing, ****.

Xenon

The purchase prices of Xenon Products for the period from January 1, 2018 through December 31, 2018 shall be as follows:

Xenon 133 (Xenon XE133 Gas)

Xenon Item Numbers	Price
X110	$****
X510	$****
X120	$****
X520	$****

NEUROLITE®

The purchase price of NEUROLITE® Products for the period from January 1, 2018 through December 31, 2018 shall be as follows:

NEUROLITE® (Kit for the Preparation of Technetium Tc99m Bicisate for Injection)

NEUROLITE® Item Number	****	****
NE2D (2 vial kit)	$****	$****

Sestamibi Products

The purchase prices of Sestamibi Products for the period from January 1, 2018 through December 31, 2018 shall be as follows:

Cardiolite® (Kit for the Preparation of Technetium Tc99m Sestamibi for Injection) and Unbranded Sestamibi (Kit for the Preparation of Technetium Tc99m Sestamibi for Injection)

Item Numbers	Price
CAKD (5 vials)	$****
CAPD (20 vials)	$****
GNCA (Sestamibi 20 vials)	$****

Thallium
The purchase prices of Thallium Products for the period from January 1, 2018 through December 31, 2018 shall be as follows:
Thallium 201 (Thallous Chloride Tl201 Injection)

Thallium	Price per mCi
TL201	$****

Gallium

The purchase prices of Gallium Products for the period from January 1, 2018 through December 31, 2018 shall be as follows:

Gallium 67 (Gallium Citrate Ga67 injection)

Gallium Item Numbers	****	****	****
GA6	24 mCi	12 mCi	$****
GA8	32 mCi	17 mCi	$****
GA12	47 mCi	25 mCi	$****
GA18	71 mCi	37 mCi	$****

*Manufactured on Thursday, shipped for delivery beginning on Friday and calibrated for the following Thursday.